                                                                     Exhibit 3.1

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------


      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON
FILE OF "CHARLES RIVER LABORATORIES, INC." AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF INCORPORATION, FILED THE TWENTY-FIFTH DAY OF JULY, A.D. 1996, AT 9 O'CLOCK A.M.

      CERTIFICATE OF RENEWAL, FILED THE NINTH DAY OF JULY, A.D. 1999, AT 9 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "CHARLES RIVER BRF, INC." TO "CRL HOLDINGS, INC.", FILED THE NINTH DAY OF JULY, A.D. 1999, AT 9 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "CRL HOLDINGS, INC." TO "CHARLES RIVER LABORATORIES, INC.", FILED THE THIRTY-FIRST DAY OF AUGUST, A.D. 1999, AT 9 O'CLOCK A.M.

      CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1999, AT 9 O'CLOCK A.M.

      CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1999, AT 9:01 O'CLOCK A.M.

      CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF


                                [Seal] /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2645754 8100H                                           AUTHENTICATION: 1148708
010246034                                                         DATE: 05-23-01

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------


SEPTEMBER, A.D. 1999, AT 9:02 O'CLOCK A.M.

      CERTIFICATE OF CORRECTION, FILED THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1999, AT 9 O'CLOCK A.M.

      CERTIFICATE OF OWNERSHIP, FILED THE TWENTH-NINTH DAY OF OCTOBER, A.D. 1999, AT 9 O'CLOCK A.M.

      CERTIFICATE OF OWNERSHIP, FILED THE THIRTIETH DAY OF MARCH, A.D. 2001, AT 3 O'CLOCK P.M.

      CERTIFICATE OF OWNERSHIP, FILED THE TENTH DAY OF APRIL, A.D. 2001, AT 9 O'CLOCK A.M.

      AND I DO HEREBY CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.


                                [Seal] /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2645754 8100H                                           AUTHENTICATION: 1148708
010246034                                                         DATE: 05-23-01

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 07/25/1996
                                                             960217147 - 2645754

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CHARLES RIVER BRF, INC.

      1. The name of this corporation is Charles River BRF, Inc.

      2. The registered office of this corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

      3. The purpose of this corporation is to engage in any, lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      4. The total number of shares of stock that this corporation shall have authority to issue is 3,000 shares of Common Stock, $.01 par value per share. Each share of Common Stock shall be entitled to one vote.

      5. The name and mailing address of the incorporator is: Patrick O'Brien, Ropes & Gray, One International Place, Boston, Massachusetts 02110.

      6. Except as otherwise provided in the provisions establishing a class of stock, the number of authorized shares of any class of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the corporation entitled to vote irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

      7. The election of directors need not be by written ballot unless the by-laws shall so require.

      8. In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the board of directors.

      9. A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware as in effect as the time such liability is determined. No amendment or repeal of this paragraph 9 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

      10. This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney's fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred (and not otherwise recovered) in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; PROVIDED, HOWEVER, that the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representative of such person. Any person seeking indemnification under this paragraph 10 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 10 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

      11. The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors or in the by-laws of this corporation.

      12. If at any time this corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, for so long as such class is so registered, any action by stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

      THE UNDERSIGNED, the sole incorporator named above, hereby certifies that the facts stated above are true as of this 23rd day of July, 1996.


                                        /s/ Patrick O'Brien
                                        ----------------------------------------
                                        Patrick O'Brien
                                        Sole Incorporator

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 07/09/1999
                                                             991280618 - 2645754

                             CERTIFICATE OF REVIVAL
                                       OF
                          CERTIFICATE OF INCORPORATION
                           OF CHARLES RIVER BRF, INC.

            Under Section 312 of the Delaware General Corporation Law

      1. The name of the Corporation is Charles River BRF, Inc.

      2. The address of the Corporation's registered office in the State of Delaware is: Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle.

      3. The date of filing of the original certificate of incorporation was July 25, 1996.

      4. The date when restoration, renewal, and revival of the charter of this Corporation is to commence is the 28th day of February, 1999, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this Corporation is to be perpetual.

      5. Charles River BRF, Inc., desiring to be revived, was incorporated under the laws of the State of Delaware.

      6. The certificate of incorporation was voided on March 1, 1999 for failure to pay taxes in the State of Delaware.

      7. This Certificate of Revival was authorized by the directors of the Corporation who were in office at the time the Certificate of Incorporation was voided and who are now the directors of the Corporation.

      IN WITNESS WHEREOF, I the undersigned do make, file and record this Certificate of Revival and do certify that the facts herein stated are true and I have accordingly hereunto set my hand this 9th day of July, 1999.


                                        By: /s/ Alan H. Resnick
                                        ----------------------------------------
                                        Alan H. Resnick, Treasurer

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 07/09/1999
                                                             991280620 - 2645754

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             CHARLES RIVER BRF, INC.

                     (Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware)

      Charles River BRF, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

      1. The name of the Corporation is Charles River BRF, Inc.

      2. The name of the Corporation is hereby changed to "CRL Holdings, Inc.'

      3. Each of the 100 issued and outstanding shares of the Corporation's Common Stock, par value $.01 per share, are hereby changed into 300 shares of Common Stock, par value $.01 per share, so that immediately after effecting such change, the Corporation shall have a total of 30,000 shares of Common Stock, par value $.01 per share, issued and outstanding.

      4. Article 4 of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

      "4. The Corporation is authorized to issue two (2) classes of shares to be designated, respectively, Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock"). The total number of shares of stock that the Corporation shall be authorized to issue is Five Hundred Thousand (500,000). The total number of shares of Common Stock that the Corporation shall be authorized to issue is Two Hundred Fifty Thousand (250,000) shares of Common Stock with a par value of $.01 per share. The total number of shares of Preferred Stock that the Corporation shall be authorized to issue is Two Hundred Fifty Thousand (250,000) shares of Series A Redeemable Preferred Stock with a par value of $.01 per share.

      The rights, preferences and limitations granted to and imposed on the authorized stock are as set forth below in this Article 4:

      A. COMMON STOCK. The Common Stock shall have the rights, preferences and limitations granted to an imposed upon the Common Stock as are set forth in the following sections.

      SECTION 1. DIVIDEND RIGHTS. After payment in full of any dividends then accrued with respect to the Preferred Stock, dividends payable in cash, stock or otherwise, as may be declared by the Board of Directors, may be declared and paid on the Common Stock from time to time out of any funds lawfully available therefor.

      SECTION 2. VOTING RIGHTS. The holders of the Common Stock shall be entitled to one (1) vote per share.

      SECTION 3. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary and after payment in full or the amount payable in respect of the Preferred Stock, as provided in Paragraph B, Section 1(b) below, the holders of the shares of Common Stock shall share ratably in the distribution of the Residual Assets as defined in Paragraph B, Section 1(b) below.

      B. PREFERRED STOCK. The Preferred Stock shall consist of Two Hundred Fifty Thousand (250,000) shares having a par value of $.01 per share and shall be designated as "Series A Redeemable Preferred Stock" (the "Series A Preferred Stock"). The rights, preferences and limitations granted to and imposed on the Preferred Stock are as set forth in the following sections:

      SECTION 1. RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES A PREFERRED
STOCK.

      (a) DIVIDENDS. The holders of the Series A Preferred Stock, in preference to the holders of all Common Stock, shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, cumulative dividends as provided in this Paragraph. Dividends on each shares of Series A Preferred Stock shall be payable in cash, and shall accrue at the Dividend Rate on the sum of (i) the Purchase Price and (ii) all accumulated and unpaid dividends accrued thereon pursuant to this Paragraph from the date of issuance thereof (the "Series A Dividends"); the sum of the Purchase Price and the Series A Dividends is referred to herein as the "Series A Preference Amount." Such dividends will be calculated and compounded annually in arrears on December 31 of each year (each a "Dividend Date") in respect of the prior twelve month period, prorated on a daily basis for partial periods. Such dividends shall commence to accrue on each share of Series A Preferred Stock from the date of issuance thereof whether or not declared by the Board of Directors, and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and shall continue to accrue thereon until the Series A Preferred Amount is paid in full in cash.

      (b) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to the rights of holders of other series of preferred stock of the Corporation, each holder of outstanding shares of Series A Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings as follows: (i) first, the holders of the outstanding shares of Series A Preferred Stock shall receive an amount in cash equal to the Purchase Price together with any accrued but unpaid dividends to which the holders of outstanding shares of such series are entitled pursuant to
Section 1(a) hereof (the "Series A Liquidation Preference") before any payment shall be made to the holders of any Common Stock or of any other series of preferred stock of the Corporation; and (ii) second, the holders of the outstanding shares Common Stock shall share ratably in the distribution of the assets of the Corporation remaining for distribution to stockholders, whether such assets are capital, surplus, or earnings (the "Residual Assets").

      (c) VOTING RIGHTS. The holders of Series A Preferred Stock shall not be entitled to vote except as required by law.

      (d) CONVERSION. The Series A Preferred Stock shall not be convertible into Common Stock or any other security of the Corporation.

      (e) REDEMPTION RIGHTS.

            (i) REDEMPTION RIGHTS OF THE HOLDER. At any time or from time to time after the issuance of any shares of Series A Preferred Stock and prior to the completion of a Public Offering, any holder of such shares shall have the right to cause the Corporation to redeem its shares by notifying the Corporation in writing of its intent to exercise the rights afforded by this Paragraph and specifying a date not less than two (2) days (or such shorter period as may be determined by mutual agreement of the holder and the Corporation) nor more than thirty (30) days from the date of such notice on which the shares designated therein shall be redeemed (the "Optional Redemption Date"). The Corporation shall redeem on the Optional Redemption Date all shares of Series A Preferred Stock which have been tendered for redemption in accordance with the foregoing, together with stock powers duly endorsed for transfer to the Corporation.

            (ii) REDEMPTION RIGHTS OF THE CORPORATION. Subject to compliance with applicable law, at any time or from time to time the Corporation shall have the right to redeem any or all of the then outstanding shares of Series A Preferred Stock. The Corporation shall notify the holders of Series A Preferred Stock of its intent to exercise the rights afforded by this Paragraph and specify a date not less than two (2) days (or such shorter period as may be determined by mutual agreement of the holder and the Corporation) nor more than thirty (30) days from the date of such notice on which the shares designated therein shall be redeemed (the "Mandatory Redemption Date"). The recipient of such notice shall tender to the Corporation the shares of Series A Preferred Stock specified therein on or before such date, together with stock powers duly endorsed for transfer to the Corporation.

            (iii) PAYMENT OF REDEMPTION PRICE. The total amount payable to a holder of Series A Preferred Stock upon redemption of the series hereunder shall be the Series A Preferred Amount of such shares (the "Redemption Price"). The Redemption Price shall be paid in cash by wire transfer of immediately available funds on the Optional Redemption Date or the Mandatory Redemption Date, as applicable.

            (iv) STATUTORY LIMITATIONS. If the Corporation does not have sufficient funds legally available to redeem all shares for which redemption is requested hereunder, then it shall redeem such shares on a pro rata basis among the holders of the Series A Preferred Stock which requested redemption in proportion to the shares of Series A Preferred Stock then held by them to the extent possible and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available therefor.

      (f) NO REISSUANCE OF PREFERRED STOCK. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

      (g) DEFINITIONS.

      "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Corporation, as amended from time to time.

      "Common Stock" shall mean the Corporation's Common Stock, $.01 par value per share.

      "Dividend Date" shall have the meaning set forth in Paragraph B(1)(a) hereof.

      "Dividend Rate" shall mean 7.5% per annum.

      "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

      "Public Offering" shall mean any underwritten offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933 or any comparable statement under any similar federal statute then in force, other than an offering of shares being issued as consideration in a business acquisition or combination or an offering in connection with an employee benefit plan.

      "Purchase Price" of any share of Series A Preferred Stock shall be $1,000.

      "Series A Preference Amount" shall have the meaning set forth in Paragraph B(1)(a).

      "Series A Preferred Stock" shall mean the Corporation's Series A Redeemable Preferred Stock, $.01 par value.

      5. The Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted resolutions declaring advisable this Certificate of Amendment.

      6. In lieu of a meeting and vote of stockholders, the stockholders have approved this Certificate of Amendment by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and the By-laws of the Corporation, and notice of the taking of such action was duly given to stockholders not consenting in writing to such action.

      7. This Certificate of Amendment was duly adopted in accordance with Sections 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, CHARLES RIVER BRF, Inc. has cause this Certificate of Amendment to be signed by Alan H. Resnick, its Treasurer, this 9th day of July, 1999.


                                        CHARLES RIVER BRF, INC.

                                        By: /s/ Alan H. Resnick
                                        Alan H. Resnick, Treasurer

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/31/1999
                                                          991364079 - 2645754

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                             OF CRL HOLDINGS, INC.

      CRL Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

            RESOLVED: That the Certificate of Incorporation of Charles River Laboratories, Inc. be amended by changing Article I thereof so that, as amended, said Article shall be and read as follows:

            1. The name of the Corporation is Charles River Laboratories, Inc.

      SECOND: That in lieu of a meeting and vote of the stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, CRL Holdings, Inc. has caused this certificate to be signed by Alan H. Resnick, its Treasurer, this 31st day of August, 1999.

                                               CRL Holdings, Inc.


                                               By: /s/ Alan H. Resnick
                                                  ------------------------------
                                                       Alan H. Resnick
                                                       Treasurer

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/13/1999
                                                          991380860 - 2645754

                             CERTIFICATE OF MERGER

                                       OF

                              THERION CORPORATION

                                 WITH AND INTO

                        CHARLES RIVER LABORATORIES, INC.

  (Under Section 252 of the General Corporation Law of the State of Delaware)

      The undersigned, for the purpose of merging a foreign corporation with and into a domestic corporation under the General Corporation Law of the State of Delaware, does hereby certify that:

      FIRST: The name and state of incorporation of each of the constituent corporations of the merger is as follows:

      (a)   Therion Corporation, a New York corporation; and

      (b)   Charles River Laboratories, Inc., a Delaware corporation

      SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252 of the General Corporation Law of the State of Delaware.

      THIRD: The name of the surviving corporation is Charles River Laboratories, Inc.

      FOURTH: The Certificate of Incorporation of Charles River Laboratories, Inc. shall be the Certificate of Incorporation of the surviving corporation, with no amendments or changes.

      FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation, the address of which is 1013 Centre Road, City of Wilmington, County of Delaware.

      SIXTH: A copy of the executed Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either of the constituent corporations.

      SEVENTH: The terminating corporation has authority to issue a single class of common stock composed of 2,000 shares of common stock, no par value per share.

      IN WITNESS WHEREOF, Charles River Laboratories, Inc. has caused this Certificate to be signed by its Vice President this 10th day of September, 1999.

                                           CHARLES RIVER LABORATORIES, INC.


                                           By:    /s/ Robert B. Stiles
                                              ----------------------------------
                                           Name:  Robert B. Stiles
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 09/13/1999
                                                          991380864 - 2645754

                              CERTIFICATE OF MERGER

                                       OF

                                 TEKTAGEN, INC.

                                      INTO

                        CHARLES RIVER LABORATORIES, INC.

   (Under Section 251 of the General Corporation Law of the State of Delaware)

      Charles River Laboratories, Inc., a Delaware corporation, does hereby certify:

      FIRST: The name and state of incorporation of each of the constituent corporations of the merger is as follows:

      (a)   Tektagen, Inc., a Delaware corporation; and

      (b)   Charles River Laboratories, Inc., a Delaware corporation.

      SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Tektagen, Inc. and Charles River Laboratories, Inc. in accordance with the provisions of subsection (c) of
Section 251 of the General Corporation Law of the State of Delaware.

      THIRD: The name of the surviving corporation is Charles River Laboratories, Inc.

      FOURTH: That the Certificate of Incorporation of Charles River Laboratories, Inc. a Delaware corporation, which is the surviving corporation, shall continue without amendments or changes.

      FIFTH: The surviving corporation is a corporation of the State of Delaware.

      SIXTH: The executed Agreement and Plan of Merger is on file at the principal place of business of Charles River Laboratories, Inc. at 1013 Centre Road, City of Wilmington, County of Delaware.

      SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by Charles River Laboratories, Inc., on request and without cost, to any stockholder of any constituent corporation.

      EIGHTH: Tektagen, Inc. has authority to issue a single class of stock composed of 3,000 common shares, $.01 par value per share.

      IN WITNESS WHEREOF, Charles River Laboratories, Inc. has caused this Certificate to be signed by its Vice President this 10th day of September, 1999.

                                           CHARLES RIVER LABORATORIES, INC.


                                           By:    /s/ Robert B. Stiles
                                              ----------------------------------
                                           Name:  Robert B. Stiles
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                              CERTIFICATE OF MERGER

                                       OF

                       CHARLES RIVER PHARMSERVICES, INC.

                                  WITH AND INTO

                        CHARLES RIVER LABORATORIES, INC.

  (Under Section 252 of the General Corporation Law of the State of Delaware)

      The undersigned, for the purpose of merging a foreign corporation with and into a domestic corporation under the General Corporation Law of the State of Delaware, does hereby certify that:

      FIRST: The name and state of incorporation of each of the constituent corporations of the merger is as follows:

      (a)   Charles River PharmServices, Inc., a Massachusetts corporation; and

      (b)   Charles River Laboratories, Inc., a Delaware corporation

      SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252 of the General Corporation Law of the State of Delaware.

      THIRD: The name of the surviving corporation is Charles River Laboratories, Inc.

      FOURTH: The Certificate of Incorporation of Charles River Laboratories, Inc. shall be the Certificate of Incorporation of the surviving corporation, with no amendments or changes.

      FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation, the address of which is 1013 Centre Road, City of Wilmington, County of Delaware.

      SIXTH: A copy of the executed Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either of the constituent corporations.

      SEVENTH: Charles River Pharmservices, Inc. had authority to issue a single class of common stock composed of 200,000 shares of common stock, no par value.


                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:02 AM 09/13/1999
                                                          991385037 - 2645754

      IN WITNESS WHEREOF, Charles River Laboratories, Inc. has caused this Certificate to be signed by its Vice President this 10th day of September, 1999.


DATED: September 10, 1999
       ------------------
                                           CHARLES RIVER LABORATORIES, INC.


                                           By:    /s/ Robert B. Stiles
                                              ----------------------------------
                                           Name:  Robert B. Stiles
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/17/1999
                                                          991390241 - 2645754

                           CERTIFICATE OF CORRECTION
                                     OF THE
                            CERTIFICATE OF AMENDMENT
                                       OF
                           Charles River Laboratories

      The undersigned, being the Vice President of Charles River Laboratories, Inc. (the "Corporation") for the purpose of correcting a Certificate of Amendment of the Corporation's Certificate of Incorporation under Section 103(f) of the General Corporation Law of the State of Delaware, does hereby certify:

      1.    The name of the Corporation is Charles River Laboratories, Inc.

      2. The Corporation's original Certificate of Incorporation was filed with the Secretary of State on July 25, l996.

      3. The Corporation's Certificate of Incorporation was amended by Certificate of Amendment filed with the Secretary of State on August 31, 1999.

      4. The Certificate of Amendment of the Corporation's Certificate of Incorporation filed with the Secretary of State on August 31, 1999 was an inaccurate record of the corporate action therein referred to in that in Paragraph First, the RESOLVED paragraph recited the name of the Corporation as "Charles River Laboratories, Inc." instead of CRL Ho1dings, Inc., which was the name of the Corporation at the time the Certificate of Amendment was presented for filing.

      5. The true and correct amended Paragraph First of the Certificate of Amendment of the Certificate of Incorporation, which is an accurate record of the corporate action therein referred to, is as follows:

"FIRST: That the Board of Directors of the Corporation, by unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

      RESOLVED: That the Certificate of Incorporation of CRL Holdings, Inc. be amended by changing Article I thereof so that, as amended, said Article shall be and read as follows:

      1.    The name of the Corporation is Charles River Laboratories, Inc."

      I, THE UNDERSIGNED, being the Vice President of the Corporation, for the purpose of correcting the Corporation's Certificate of Incorporation under the laws of the State of Delaware, do make, file and record this Certificate of Correction of the Certificate of Amendment of the Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly have hereunto set my hand as of the 17th day of September, 1999.


                                           By:    /s/ Robert B. Stiles
                                              ----------------------------------
                                                  Robert B. Stiles
                                                  Vice President

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 10/29/1999
                                                          991461071 - 2645754

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                               SBI HOLDINGS, INC.
                              A NEVADA CORPORATION

                                      INTO

                        CHARLES RIVER LABORATORIES, INC.
                             A DELAWARE CORPORATION

                     (PURSUANT TO SECTION 253 OF THE GENERAL
                          CORPORATION LAW OF DELAWARE)

      Charles River Laboratories, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

      FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

      SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of SBI Holdings, Inc., a Nevada Corporation.

      THIRD: That the Corporation, by the following resolution of its Board of Directors, duly adopted on the 28th day of October, 1999, determined to merge into itself SBI Holdings, Inc. on the conditions set forth in such resolution:

      RESOLVED: That, pursuant to Section 253 of the General Corporation Law of the State of Delaware and the applicable laws of the State of Nevada, SBI Holdings, Inc., a Nevada Corporation, its wholly owned subsidiary (the "Subsidiary"), merge with and into this Corporation (the "Merger"); that the effective time of the Merger (the "Effective Time") shall be at such time as the Certificate of Ownership and Merger of the Subsidiary with and into this Corporation is filed with the office of the Secretary of State of the State of Delaware and the corresponding Articles of Merger are filed with the Secretary of State of the State of Nevada; that it is in be best interest of this Corporation and the Subsidiary that the corporations merge, with this Corporation being the surviving corporation (the "Surviving Corporation"); that at the Effective Time, (i) the Surviving Corporation shall assume all of the Subsidiary's liabilities and obligations pursuant to the Nevada Revised Statutes and Section 253 of the General Corporation Law of the State of Delaware, (ii) the identity, existence, rights, privileges, powers, franchises, properties and assets of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, and (iii) the identity and separate existence of the Subsidiary shall cease and all of the rights, privileges, powers, franchises, properties and assets of the Subsidiary shall be vested in the Surviving Corporation; and that the President, any Vice President, and the Secretary and any Assistant Secretary of this Corporation at the time in office be, and they are, and each of them acting singly is, hereby authorized, in the name and on behalf of this Corporation, to take any and all actions to execute, file or cause to be filed any and all documents, agreements, instruments or certificates, including without limitation executing and filing a Certificate of Ownership and Merger pursuant to Sections 103 and 253 of the General Corporation Law of Delaware, and to do or cause to be done any and all other things as such officer or officers may in his, her or their judgment deem necessary, desirable or appropriate in order to give effect to, and carry out the intent of, this resolution, the execution and delivery of any such documents, instruments or certificates and the taking of any such action to be conclusive evidence that the same has been approved by this Board of Directors.

      FOURTH: That this Certificate shall be effective upon the filing of this Certificate with the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its authorized officer, the 28th day of October, 1999


                                                CHARLES RIVER LABORATORIES, INC.

                                                BY: /s/ Dennis Shaughnessy
                                                    ----------------------------
                                                NAME: Dennis Shaughnessy
                                                TITLE: Vice President

Attest:

/s/ [ILLEGIBLE]
-----------------------------
Asst. Secretary

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 03:00 PM  03/30/2001
                                                         010159603 - 2645754

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                              PRIMEDICA CORPORATION

                                      INTO

                        CHARLES RIVER LABORATORIES, INC.

      Charles River Laboratories, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometime referred to as the "Corporation"), does hereby certify:

      FIRST:    That the Corporation is a business corporation organized under the laws of the State of Delaware.

      SECOND:   That the Corporation is the owner of all of the outstanding shares (of each class) of stock of Primedica Corporation, which is also a business corporation organized under the laws of the State of Delaware.

      THIRD:    On March 27, 2001, the Executive Committee of the Board of
Directors of the Corporation adopted the following resolutions by written consent to merge Primedica Corporation into the Corporation:

      RESOLVED: That Primedica Corporation be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Primedica Corporation be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Primedica Corporation in its name, and

      FURTHER
      RESOLVED: That this Corporation shall assume all of the obligations of Primedica Corporation; and

      FURTHER
      RESOLVED: That this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction; and

      FURTHER
      RESOLVED: That the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing with the Delaware Secretary of State.

      IN WITNESS WHEREOF, said Charles River Laboratories, Inc. has caused this Certificate to be signed by Dennis R Shaughnessy, its Senior Vice President, Business Development, this 27th day of March, 2001.

                                CHARLES RIVER LABORATORIES, [NC.

                                /s/ Dennis R. Shaughnessy
                                ------------------------------------------------
                                By:  Dennis R. Shaughnessy
                                Its: Senior Vice President, Business Development

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 04/10/2002
                                                         010174830 - 2645754

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                 PATHOLOGY ASSOCIATES INTERNATIONAL CORPORATION

                                      INTO

                        CHARLES RIVER LABORATORIES. INC.

      Charles River Laboratories, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Corporation"), does hereby certify:

      FIRST:    That the Corporation is a business corporation organized under the laws of the State of Delaware.

      SECOND:   That the Corporation is the owner of all of the outstanding shares (of each class) of stock of Pathology Associates International Corporation, which is also a business corporation organized under the laws of the State of Delaware.

      THIRD:    On April 6, 2001, the Executive Committee of the Board of
Directors of the Corporation adopted the following resolutions by written consent to merge Pathology Associates International Corporation into the
Corporation:

      RESOLVED: That Pathology Associates International Corporation, a Delaware corporation ("PAIC") be merged into this Corporation, and that all of the estate, property, rights, privi1eges, powers and franchises of PAIC be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by PAIC in its name; and

      FURTHER
      RESOLVED: That this Corporation shall assume all of the obligations of PAIC; and

      FURTHER
      RESOLVED: That this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction; and

      FURTHER
      RESOLVED: That the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for shall become effective, shall be upon filing with the Delaware Secretary of State.

      IN WITNESS WHEREOF, said Charles River Laboratories, Inc. has caused this Certificate to be signed by Dennis R. Shaughnessy, its Senior Vice President, Business Development, this 6(th) day of April, 2001.

                                CHARLES RIVER LABORATORIES, [NC.

                                /s/ Dennis R. Shaughnessy
                                ------------------------------------------------
                                By:  Dennis R. Shaughnessy
                                Its: Senior Vice President, Business Development